UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2025

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 2, 2025, which is incorporated herein by reference, Compass Group Diversified Holdings LLC (the “Company”) entered into that certain Forbearance Agreement, dated August 29, 2025 (the “Forbearance Agreement”), with certain holders of the Company’s notes under (a) that certain Indenture, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) dated March 23, 2021, as amended by that certain First Supplemental Indenture, dated January 15, 2025 (the “2029 Notes Indenture”), relating to the Company’s 5.250% senior notes due 2029 (the “2029 Notes”); and (b) that certain Indenture by and between the Company and the Trustee dated November 17, 2021, as amended by that certain First Supplemental Indenture, dated January 15, 2025 (the “2032 Notes Indenture” and, together with the 2029 Notes Indenture, the “Indentures”), relating to the Company’s 5.000% senior notes due 2032 (the “2032 Notes” and, together with the 2029 Notes, the “Notes”). As consideration for entering into the Forbearance Agreement, the Company agreed, in respect of each series of Notes, to cause the execution and delivery of supplemental indentures which provide for special payments in kind to the holders of the Notes.
On September 9, 2025 the Company entered into (a) a second supplemental indenture by and between the Company and the Trustee amending and supplementing the 2029 Notes Indenture (the “2029 Second Supplemental Indenture”); and (b) a second supplemental indenture (the “2032 Second Supplemental Indenture” and, together with the 2029 Second Supplemental Indenture, the “Supplemental Indentures”) by and between the Company and the Trustee, amending and supplementing the 2032 Notes Indenture.
The Supplemental Indentures: (a) amend and restate Section 2.01(a) of each of the Indentures to (i) require all Notes to be in minimum denominations of $1.00 and integral multiples of $1.00 in excess thereof and (ii) authorize the payment of the PIK Payments (defined below), which shall be paid in kind as an increase in the principal amount of the Global Notes (as defined in the Indentures) held by Cede & Co., as nominee for the Depositary (as defined in the Indentures); and (b) add a new Section 4.19 to each of the Indentures (i) requiring the Company to make (A) a special one-time payment in kind (the “Fixed PIK Payment”) on September 17, 2025 (the “Fixed PIK Payment Date”) in an amount equal to $17.50 per $1,000 of the principal amount of the Notes outstanding to the holders of such Notes as of September 16, 2025; and (B) an additional interest payment on the Notes (the “Interest PIK Payment” and, together with the Fixed PIK Payment, the “PIK Payments”) at a rate of 5.00% per annum for each day during the period beginning on, and including, August 1, 2025 and ending on the earlier of (X) October 24, 2025 and (Y) the date of delivery to the Trustee of restated audited annual financials for fiscal years 2022, 2023, and 2024 and unaudited financials for the first quarter of fiscal year 2025 (the “Step-Up Period”).
Pursuant to Section 4.19(c), PIK Payments on the Notes, which shall be calculated by or on behalf of the Company, will be payable (a) in accordance with Section 2.01(a) and Sections 4.19(a) or (b), as applicable; and (b) by increasing the principal amount of the outstanding Global Notes by an amount equal to the amount of the applicable PIK Payment (rounded down to the nearest whole dollar) as directed by the Company. Such increased principal amount shall be fungible with the Notes issued prior to the applicable date of such PIK Payment and will bear interest from the most recent interest payment date on the Notes prior to the applicable date of such PIK Payment. The principal of all Notes resulting from a PIK Payment will mature on the maturity dates of the Notes.
The foregoing description of the Supplemental Indentures is not meant to be exhaustive and is qualified in its entirety by the documents themselves, copies of which are attached here to as Exhibits 4.1 and 4.2 and incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation expectations as to the timing and outcome of the Audit Committee’s investigation, the willingness of the Company’s lenders or bondholders to provide future relief and/or waivers, the timing of filing periodic reports and restatements, the amount of any potential misstatements associated with Lugano Holding, Inc. and the impact any such misstatements may have on CODI’s previously issued financial statements or results of operations, CODI’s beliefs and expectations relating to the anticipated financial and other impacts of internal control failures, if any, and the items subject to investigation and restatement review, and the impacts of any material weaknesses identified and CODI’s remediation efforts and efforts to prepare financial statements. Such forward looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or

“anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by the Board of Directors and management, and on information currently available to the Board of Directors and management. These statements involve risk and uncertainties that could cause CODI’s actual results and outcomes to differ, perhaps materially, including but not limited to: the discovery of additional information relevant to the investigation; the conclusions of the Audit Committee (and timing of those conclusions) concerning matters relating to the investigation; the timing of the review by, and the conclusions of, CODI’s independent registered public accounting firm regarding the investigation and CODI’s financial statements; a further material delay in CODI’s financial reporting or ability to hold an annual meeting of stockholders; the impacts of restatement reviews and the potential need to restate additional periods; CODI’s ability to regain compliance with NYSE continued listing requirements; the cooperation of, and future concessions granted by, CODI’s lenders; the likelihood that the control deficiencies identified or that may be identified in the future will result in material weaknesses in CODI’s internal control over financial reporting; and commercial litigation relating to the CODI’s representations regarding its financial statements and litigation, enforcement actions or investigations relating to CODI’s internal controls, restatement reviews, the investigation described in this Current Report, or related matters. Please see CODI’s Annual Report on Form 10-K for the year ended December 31, 2024 for other risk factors that you should consider in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements have been made. Except as required by law, CODI does not undertake any public obligation to update any forward-looking statements to reflect events, circumstances, or new information after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

4.1
Second Supplemental Indenture, dated as of September 9, 2025, to the Indenture dated as of March 23, 2021, as amended, by and between Compass Group Diversified Holdings LLC and U.S. Bank Trust Company, National Association, as trustee.

4.2
Second Supplemental Indenture, dated as of September 9, 2025, to the Indenture dated as of November 17, 2021, as amended, by and between Compass Group Diversified Holdings LLC and U.S. Bank Trust Company, National Association, as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2025	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2025	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer